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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 29, 2001
(Date of Report)

NETWORK COMMERCE INC.
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	000-26707 (Commission File No.)	91-1628103 (IRS Employer Identification No.)

411 First Avenue South, Suite 200 North, Seattle, WA 98104
(Address of Principal Executive Offices, including Zip Code)

(206) 223-1996
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

    On January 29, 2001, Network Commerce Inc. issued a press release announcing fourth quarter financial results and other information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

  99.1
  Press release dated January 29, 2001

2

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK COMMERCE INC.
Dated: January 29, 2001	By	/s/ DWAYNE M. WALKER Dwayne M. Walker Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 29, 2001.

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SIGNATURE
EXHIBIT INDEX